GOLDMAN SACHS TRUST

Class A, B, C, Institutional, Service, IR and R Shares (as applicable)

of the

Goldman Sachs Select Satellite Funds

Goldman Sachs International Real Estate Securities Fund

Goldman Sachs Real Estate Securities Fund

(the “Funds”)

Supplement dated June 11, 2013 to the Prospectus dated April 30, 2013 (the “Prospectus”)

Effective immediately, the fourth paragraph of the Goldman Sachs International Real Estate Securities Fund—Summary—Principal Strategy section of the Prospectus and the first paragraph of the Investment Management Approach—Principal Investment Strategies—International Real Estate Securities Fund—Other section of the Prospectus are replaced with the following:

The Fund may also invest up to 20% of its total assets in REITs or other real estate industry companies organized or principally traded in the United States, other equity investments, and fixed income investments such as government, corporate and bank debt obligations.

Effective immediately, the third paragraph of the Goldman Sachs Real Estate Securities Fund—Summary—Principal Strategy section of the Prospectus and the third paragraph of the Investment Management Approach—Principal Investment Strategies—Real Estate Securities Fund section of the Prospectus are replaced with the following:

The Fund may also invest up to 20% of its total assets in fixed income investments such as government, corporate and bank debt obligations and in other equity investments.

This Supplement should be retained with your Prospectus for future reference.

SELSATPSSTK06-13